Exhibit 10.24

Loan Nos.  522808:11, 523035:11,

523017:11, 522917:11, 523062:11

CASH AND DEPOSIT ACCOUNT PLEDGE AND SECURITY AGREEMENT

THIS CASH AND DEPOSIT ACCOUNT PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement” or “Agreement”) made as of the 1st day of January, 2013, by WU/LH 12 CASCADE L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company with an address at c/o GTJ Management, LLC, 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (collectively, “Pledgor”), in favor of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation (“Lender”).

WITNESSETH:

WHEREAS, Lender is the holder of a loan in the aggregate principal amount of $32,585,000.00 (the “Loan”) to Pledgor, evidenced by two (2) Mortgage Notes each dated February 25, 2008, one in the original principal amount of $20,960,000.00 and one in the original principal amount of $11,625,000.00 (as they may be amended, restated, renewed, extended or modified from time to time, collectively the “Note”), each to Lender from Pledgor and WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C. and WU/LH 8 SLATER L.L.C. (collectively, the “Released Pledgor”; and collectively with Borrower, the “Original Pledgor”).  The Loan is one of three (3) separate loans made by Lender to Original Pledgor pursuant to that certain Loan Agreement dated February 25, 2008 among Original Pledgor and Lender (the “Original Loan Agreement”), which Original Loan Agreement is being simultaneously herewith amended and modified pursuant to that certain Amendment and Modification of Loan Agreement by and between Pledgor and Lender dated of even date herewith, which amendments include, among other things, a change in the ownership of Pledgor whereby GTJ REIT, Inc., a Maryland corporation (“GTJ”) shall become an indirect owner (the “Amendment” and collectively with the Original Loan Agreement as it may be amended, restated, renewed, extended or modified from time to time, the “Loan Agreement”).  Released Pledgor has been released by Lender from certain obligations under the Note and Original Loan Agreement pursuant to the Amendment;

WHEREAS, in addition to the Note and the Loan Agreement, the Loan is further evidenced and secured by the other “Loan Documents” (as defined in the Loan Agreement), including, without limitation, that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 25, 2008 (“Mortgage”) which encumbers, among other things, property known as 100 American Road, 200 American Road, 300 American Road, 400 American Road and 500 American Road, all in the Town of Morris Plains, County of Morris and State of New Jersey, which property is more particularly described in the Mortgage (the “Mortgaged Property”) and which is recorded in the Morris County Clerk’s Office;

WHEREAS, as a condition to Lender’s consent to the transaction contemplated in the Amendment, Lender has required that Pledgor grant a security interest to Lender in the Collateral (as defined below) to secure the Obligations (as defined below); and

WHEREAS, Pledgor desires to grant such security interest in the Collateral to Lender in order to induce Lender to consent to the transactions contemplated in the Amendment.

NOW, THEREFORE, for the purpose of inducing Lender to consent to the transaction contemplated by the Amendment, which Pledgor acknowledges is good, valuable, and sufficient consideration, Pledgor hereby agrees as follows:

1.             Grant of Pledge. Pledgor does hereby pledge, assign, transfer and deliver to Lender, a continuing security interest in the Collateral to secure the Obligations.

2.             Note, Loan Agreement, Loan Documents.  This Agreement is delivered to secure the Loan. Capitalized terms used herein, which are not otherwise specifically defined, shall have the same meaning herein as in the Loan Agreement.  This Agreement shall constitute a security agreement within the meaning of the Uniform Commercial Code as codified in the State of New York or any other applicable jurisdiction (hereinafter referred to as the “Code”) with respect to the Collateral and a pledge by Pledgor to Lender of the Collateral under the common law of the State of New York.

3.             Collateral.  The term “Collateral” shall mean:  (a) the account identified in Section 6.1 below (referred to therein and herein as the “Deposit”) and all deposits made thereto; (b) all income now or hereafter earned therefrom; and (c) all proceeds and products of any one or more of the foregoing whether now existing or arising at any time in the future.

4.             Obligations.  The term “Obligations” shall mean obligations of Pledgor to Lender, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under the Note and the other Loan Documents.  Notwithstanding any other provision of this Agreement, Pledgor is and shall remain solely liable to pay for all interest, debt service and other payments due under the Note, the Loan Documents or with respect to the Mortgaged Property, including, without limitation, all taxes and all other costs and expenses incident to the Mortgaged Property. Nothing in this Agreement shall be intended or construed to hold Lender liable or responsible for any such amounts described above or other amounts payable by or on behalf of Pledgor, whether or not there are sufficient Funds to pay such amounts and whether any present or future creditor of Pledgor attempts to assert a claim against Lender or the Funds.  Nothing contained herein shall characterize or be deemed to characterize Lender as a “mortgagee-in-possession.”

5.             Warranties and Representations.  Pledgor warrants and represents to, and agrees with, Lender that:

5.1          Pledgor is and shall be the owner of the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except in favor of Lender; Pledgor is and shall be the owner of the Account (as defined below) and Manager (as defined below) shall hold such Account in its name on behalf of and as agent for Pledgor only, and shall not own the Account and shall take no action with respect to such Account except at the direction of Pledgor or in accordance with this Agreement.

5.2          Pledgor has the full right, power and authority to pledge the Collateral and to grant the security interest in the Collateral as herein provided;

5.3          the execution, delivery and performance of this Agreement by Pledgor does not and shall not result in the violation of any mortgage, indenture, material contract, instrument, agreement, judgment, decree, order, statute, rule or regulation to which Pledgor is subject, or by which it or any of its property is bound;

5.4          Pledgor shall not suffer or permit any lien or encumbrance to exist on or with respect to the Collateral except in favor of Lender;

5.5          this Agreement constitutes the legal, valid and binding obligation of Pledgor in accordance with the terms hereof and has been duly authorized, executed and delivered; and

5.6          there is no material litigation or administrative proceeding now pending, or to the best of its knowledge threatened, against Pledgor which if adversely decided could materially impair the ability of Pledgor to pay or perform Pledgor’s obligations hereunder.

6.             Procedures.

6.1.         Deposit Account.  Pledgor has caused to be established a segregated bank account in the name of Lighthouse Real Estate Management, LLC as agent for Pledgor as Account No. 483006513299 (the “Deposit Account”) in  Bank of America, N.A. (the “Bank”). Pledgor has terminated Lighthouse Real Estate Management LLC as its agent and has named GTJ Management, LLC as its new agent and the Deposit Account has been transferred to, and is now in the name of, GTJ Management, LLC, as agent for Pledgor. All amounts in the Deposit Account, together with all interest and all other proceeds, income or profits thereof are referred to as the “Funds”.  Pledgor has caused its property manager, GTJ Management, LLC (“Manager”) to assume the Accounts in Manager’s name on behalf of and as agent for Pledgor.

6.2          Account Control Agreement.  Pledgor shall enter into and shall cause Bank to enter into an Account Control Agreement in substantially the form of Exhibit A attached hereto.

6.3.         Permitted Investments.  If the Pledgor has any options with respect to the investment of any of the Funds in the Deposit Account, Pledgor shall first obtain Lender’s consent to such optional investment.

6.4          Charges.  Pledgor shall pay upon billing therefor, or there shall be deducted from the Deposit Account or the income therefrom, all regular service fees, maintenance fees and transaction charges related thereto.

6.5.         Reports.  Pledgor shall cause the Bank to submit to Lender monthly statements or reports with respect to the Deposit Account in exactly the same form and content as are submitted by Bank to Pledgor.

6.6.         Deposits into Deposit Account.  Pledgor shall irrevocably and unconditionally direct and cause to be deposited into the Deposit Account directly by tenants of the Mortgaged Property and all other parties all rents, income, proceeds, payments and other amounts payable to or with respect to the Pledgor arising from or in connection with the Mortgaged Property, and if any such amounts should be received by Pledgor, Pledgor shall immediately pay over such amounts into the Deposit Account.  Lender is authorized to endorse, in the name of Pledgor, any checks or other items, for deposit into the Deposit Account.

6.7.         Use of Funds Prior to Event of Default.  Prior to the occurrence of any Event of Default under the Loan Agreement (a “Trigger Event”), Pledgor may use the Funds in the Deposit Account for any proper business purpose in the ordinary course of Pledgor’s business of owning and operating the Mortgaged Property.

6.8.         Use of Funds After an Event of Default.  Upon the occurrence of a Trigger Event, Pledgor shall no longer have any right to make any withdrawal from the Deposit Account or to otherwise direct or control the Deposit Account or the Funds.  From and after the occurrence of an Event of Default, Lender shall have the sole right to make any withdrawal of Funds from the Deposit Account and to otherwise direct or control the Deposit Account and the Funds.  Pledgor understands, acknowledges and agrees that upon the occurrence of an Event of Default, Pledgor shall not have any access to the Funds, including, without limitation, any right, power or authority to withdraw or transfer any  of the Funds.  Lender  may  immediately and  from time to time withdraw or cause to be disbursed to Lender the Funds in the Deposit Account to hold as additional security for the Loan or to apply to the payment of any of the Obligations.  Notwithstanding the forgoing, Lender agrees to cause to be paid from the Funds available (i) on a monthly basis amounts for the payment of monthly debt service and any other amount due Lender under the Loan Documents, real estate tax and insurance payments (but not more than one-twelfth of such amount for each full calendar month after the Trigger Event) and normal monthly trade payables incurred in the operation of the Mortgaged Property as reasonably determined by Lender (but not including payments for capital expenses, extraordinary repairs or management fees, provided, however, that Lender shall not unreasonably withhold its consent to disbursements for capital expenses or extraordinary repairs if required under a lease, necessitated by law or required to prevent imminent threat to the health and safety of tenants or contractors, agents or invitees of Pledgor or tenants) and (ii), if (w) the Maturity Date under any Note has not been accelerated, (x) there is no Event of Default involving a payment due under the Notes or Loan Documents, (y) in addition to there being no Event of Default as described in clause (x), there is no Event of Default under Subsections 6.1(d), (e), (p) or (q) of the Loan Agreement, and (z) GTJ is a limited partner of Pledgor and is qualified as a real estate investment trust under the United States Internal Revenue Code, then a distribution to GTJ in the amount necessary for GTJ to pay dividends to its stockholders, which if not made would cause GTJ to fail to maintain real estate investment trust status under applicable Internal Revenue Code sections or any successor sections of the Internal Revenue Code of 1986, as amended.

Any payments made under the preceding sentence may be paid to Pledgor, directly to the ultimate payee or by check payable jointly to Pledgor and such ultimate payee. Furthermore, any Funds remaining in the Deposit Account in any month after payment of such items required to be paid above may, at Lender’s election, be applied by Lender to any amounts due or to become due under the Notes or otherwise due to Lender under the Loan Documents.

6.9          Termination.  This Agreement shall terminate upon the full and final payment of the Loan and payment and performance of all of the Obligations to the satisfaction of Lender.

7.             Amendments; Waivers; Remedies.  Pledgor hereby consents to the extension, renewal, amendment, modification or recasting from time to time of the Obligations, or the other Loan Documents, or of any instrument, document or agreement evidencing or securing any of the same, and Pledgor specifically waives any notice of the creation or existence of any of such Obligations and of any such extension, renewal, amendment, modification or recasting.  Pledgor also agrees that Lender may enforce its rights as against Pledgor, the Collateral, or any other party liable for the Obligations, or against any other collateral given for any of the Obligations, in any order or in such combination as Lender may in its sole discretion determine, and Pledgor hereby expressly waives all suretyship defenses and defenses in the nature thereof, agrees to the release or substitution of any collateral hereunder or otherwise, waives any defense based upon the invalidity or unenforceability of any of the Loan Documents, and consents to each and all of the terms, provisions and conditions of this Agreement and the other Loan Documents. Upon an Event of Default, Lender may, at its option, from time to time, and notwithstanding any waiver or condonation at that time or at any other time, exercise any one or more of the rights and remedies set forth herein and/or those of a secured party afforded by the Code, or afforded by other applicable law.  Requirement of reasonable notice with respect to any sale or disposition shall be satisfied if such notice is given in any manner permitted for notices under the Mortgage at least ten (10) days before the time of the sale or other disposition.

8.             Expenses.  Expenses of enforcing Lender’s rights hereunder including, but not limited to, preparation for sale, selling or the like and Lender’s reasonable attorneys’ fees and other legal expenses together with any interest thereon at the interest rate set forth in the Mortgage shall be payable by Pledgor and shall be secured hereby.

9.             Affirmation of Loan Documents.  The provisions of the Loan Documents are hereby ratified and confirmed and this Agreement shall be deemed to be one of the Loan Documents.  Nothing contained herein shall be deemed to be an agreement by Lender to forbear in exercising any of its rights and remedies which are available from time to time under the Loan Documents during the pendency of this Agreement.  Lender expressly reserves any and all such rights and remedies available to it under the Loan Documents, at law or in equity.

10.          Indemnification.  In consideration of Lender’s agreement to enter into the Loan Documents, Pledgor agrees for itself and its successors and assigns to indemnify and hold Lender harmless as to any expense, cost or liability incurred to any person by reason of the establishment and administration of this pledge and security agreement, including, without limitation, arising from Sections 8(b) or 9(b) of the Account Control Agreement, or the breach by Pledgor of this Agreement, and in connection herewith and upon demand, to reimburse Lender for all its reasonable expenses and costs including, among other things, reasonable counsel fees and court costs incurred in connection herewith or the enforcement of any rights hereunder.  Notwithstanding anything herein to the contrary, this Section shall survive the termination or expiration of this Agreement.

11.                               Transfers By Lender.  Pledgor agrees that upon any sale or transfer by Lender of the Loan Documents and the indebtedness evidenced thereby, Lender may deliver to the purchaser or transferee the Collateral, who shall thereupon become vested with all powers and rights given to Lender in respect thereto (and be subject to Lender’s obligations hereunder), and Lender shall be thereafter forever relieved and fully discharged from any liability or responsibility thereafter accruing in connection therewith (provided the transferee or the assignee assumes responsibility therefor).

12.                               Successors and Assigns.  All of the agreements, obligations, undertakings, representations and warranties herein made by Pledgor or Lender shall inure to the benefit of the other party, and their respective successors and assigns, and shall bind Pledgor and Lender and their respective successors and assigns.

13.                               Filing; Further Assurances.  The Pledgor hereby irrevocably authorizes the Lender at any time and from time to time to file in any Code jurisdiction any financing statements and amendments thereto that (a) indicate the Collateral and (b) contain any other information required by the Code for the sufficiency or filing office acceptance of any financing statement or amendment.  The Pledgor agrees to furnish any such information to the Lender promptly upon request.  The Pledgor also ratifies its authorization for the Lender to have filed in any Code jurisdiction any financing statements or amendments thereto filed prior to the date hereof.  In addition, Pledgor shall promptly execute, file and record such additional Code forms or continuation statements as Lender shall reasonably deem necessary.  Pledgor hereby grants to Lender an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed, if at all, only by Lender, as secured party, in connection with the Collateral covered by the Mortgage.  Pledgor agrees to pay all filing fees, including fees for filing continuation statements in connection with such financing statements, and to reimburse Lender for all costs and expenses of any kind incurred in connection therewith.  Pledgor agrees to execute such further assurances and other instruments as Lender may deem necessary or desirable to effectuate the purposes of this Agreement.

14.                               No Liens or Transfers By Pledgor.  Pledgor agrees that until Pledgor is entitled to a return of the Collateral, or so much thereof as remains, Pledgor shall not, without the express prior written consent of Lender in each instance, transfer the Collateral or any interest therein or enter into any agreement for the transfer of such Collateral, or permit or suffer any other liens, whether or not junior to the lien created hereby, to be created or to exist with respect to the Collateral.  The foregoing shall not by implication relieve the Pledgor from the restrictions upon liens set forth in the other Loan Documents.

15.                               Notices.  Any notices given in connection with this Agreement shall be in writing and shall be effective only if given according to the provisions therefor contained in the Loan Agreement.

16.                               Counterparts.  This Agreement may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such agreement is sought.

17.                               Governing Law; Submission to Jurisdiction.  The rights and obligations of Pledgor and all provisions hereof shall be governed by and construed in accordance with the laws and decisions of the State of New York. Pledgor hereby submits to the jurisdiction of the courts located in the State of New York or any other jurisdiction in which any collateral for the Loan is located or where any other legal action is brought or pending concerning the Loan, as well as to the jurisdiction of all courts to which an appeal may be taken or other review sought from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of the Obligations under or with respect to this Agreement, and expressly waives any and all objections it may have as to venue in any of such courts.

18.                               Time of Essence.  Time shall be of the essence of this Agreement.

19.                         WAIVER OF TRIAL BY JURY.  PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF PLEDGOR OR LENDER.  PLEDGOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL.  PLEDGOR FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

20.                             Termination of Existing Agreement.  This Agreement supersedes and replaces that certain Cash and Deposit Account Pledge and Security Agreement dated as of February 25, 2008 among the Original Borrower and Lender with respect to the Loan, which agreement shall terminate and be of no further force or effect.

[Remainder of page intentionally left blank, signature page follows]

IN WITNESS WHEREOF, the Pledgor has executed this Agreement as an instrument under seal as of the day and year first written above.

PLEDGOR:

WU/LH 12 CASCADE L.L.C.,				WU/LH 25 EXECUTIVE L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 269 LAMBERT L.L.C.,				WU/LH 103 FAIRVIEW PARK L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Cash and Deposit Account Pledge and Security Agreement - NJ]

WU/LH 412 FAIRVIEW PARK L.L.C.,				WU/LH 401 FIELDCREST L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 404 FIELDCREST L.L.C.,				WU/LH 36 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Cash and Deposit Account Pledge and Security Agreement - NJ]

WU/LH 100-110 MIDLAND L.L.C.,				WU/LH 112 MIDLAND L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 199 RIDGEWOOD L.L.C.,				WU/LH 203 RIDGEWOOD L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO
Title:

[Signature Page to Cash and Deposit Account Pledge and Security Agreement - NJ]

WU/LH 100 AMERICAN L.L.C.,				WU/LH 200 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 300 AMERICAN L.L.C.,				WU/LH 400 AMERICAN L.L.C.,
a Delaware limited liability company				a Delaware limited liability company

By:	GTJ Realty, LP,			By:	GTJ Realty, LP,
	a Delaware limited partnership, its sole manager				a Delaware limited partnership, its sole manager

	By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner				By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

[Signature Page to Cash and Deposit Account Pledge and Security Agreement - NJ]

WU/LH 500 AMERICAN L.L.C.
a Delaware limited liability company

By:	GTJ Realty, LP,
a Delaware limited partnership, its sole manager

By: GTJ GP, LLC, a Maryland limited liability company, its sole general partner

By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich
		Name:	David Oplanich
		Title:	CFO

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation

				By:	/s/ Patricia C. Coyne
					Name:	Patricia C. Coyne
					Title:	Senior Credit Officer

The undersigned hereby executes this Agreement to consent and agree to be bound by this Agreement in the same manner as Pledgor in connection with the performance of its duties as agent for Pledgor in holding the Account in its name on behalf of and as agent for Pledgor, and the undersigned does hereby pledge, assign, transfer and deliver to Lender a continuing security interest in the Collateral.

GTJ MANAGEMENT, LLC,
a New Yor limited liability company

By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

[Signature Page to Cash and Deposit Account Pledge and Security Agreement - NJ]

EXHIBIT A

DEPOSIT ACCOUNT CONTROL AGREEMENT